UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 16, 2014
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 16, 2014, Boston Private Financial Holdings, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, the shareholders of the Company approved the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan (the "Amended 2009 Plan"), amending the performance criteria and extending the expiration date of the plan. The Company's directors and executive officers are eligible to receive awards under the Amended 2009 Plan. A summary of the material features of the Amended 2009 Plan can be found in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 7, 2014 (the "Proxy Statement"), which description is incorporated herein by reference. A copy of the Amended 2009 Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Also, at the 2014 Annual Meeting, the shareholders of the Company approved an amendment to the Boston Private Financial Holdings, Inc. 2001 Employee Stock Purchase Plan, as amended and restated, effective as of January 1, 2014 (the "2001 ESPP"), to increase the number of shares of the Company's common stock reserved and available for issuance under the 2001 ESPP by 1,000,000 shares to a total of 2,700,000 shares. A summary of the material features of the 2001 ESPP Plan can be found in the Proxy Statement, which description is incorporated herein by reference. A copy of the 2001 ESPP Plan is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2014 Annual Meeting, Clayton G. Deutsch, Deborah F. Kuenstner, Daniel P. Nolan, Brian G. Shapiro, and Stephen M. Waters were elected to serve until the 2015 Annual Meeting of Shareholders. In addition, at the meeting, the shareholders approved (a) an advisory, non-binding, resolution on the compensation of the Company's named executive officers as disclosed in the Proxy Statement; (b) the Amended 2009 Plan; and (c) the 2001 ESPP.
The voting results are set forth below.
(1)     Election of Directors:

Director Nominee	For	Withheld	Broker Non-Votes
Clayton G. Deutsch	68,294,453	195,808	—
Deborah F. Kuenstner	68,174,326	315,935	—
Daniel P. Nolan	68,327,084	163,177	—
Brian G. Shapiro	68,294,646	240,615	—
Stephen M. Waters	62,574,337	5,915,924	—

(2)	Approval of an advisory, non-binding resolution on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
64,809,726	3,402,476	278,059	—

(3)     Approval of the Amended 2009 Plan, amending the performance criteria:

For	Against	Abstain	Broker Non-Votes
67,035,571	1,419,892	34,798	—

(4)     Approval of the 2001 ESPP:

For	Against	Abstain	Broker Non-Votes
24,869	135,881	24,869	—

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Amended and Restated 2009 Stock Option and Incentive Plan
99.2    2001 Employee Stock Purchase Plan, as amended and restated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: April 17, 2014

Exhibit Index

Exhibit No.	Description
99.1	Amended and Restated 2009 Stock Option and Incentive Plan
99.2	2001 Employee Stock Purchase Plan, as amended and restated